Prepaid expenses and other assets (current)	9 Months Ended
Sep. 30, 2022
Prepaid expenses and other assets (current)
Prepaid expenses and other assets (current)

9. Prepaid expenses and other assets (current)

Prepaid expenses and other current assets as of September 30, 2022 amounted to EUR 60,952k (December 31, 2021: 49,244k) and mainly include receivables for the GSK compensation of EUR 12,678k (December 31, 2021: EUR 0k). For more details, refer to Note 3.6. In addition, other assets include further prepayments for material and CRO costs in the amount of EUR 21,999k (December 31, 2021: EUR 5,724k) and tax claims against the tax authorities of EUR 18,009k (December 31, 2021: EUR 35,234k). These net amounts of VAT refund claims and VAT payables do not bear interest and are reported to the tax authorities on a monthly basis.